July 29, 2026 2Q 2026 Earnings Presentation © 2026 Fannie Mae Exhibit 99.2

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 1 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 2Q 2026 Key Highlights Page align Top align Advanced appraisal alternatives to improve affordability and efficiency Improved loan eligibility through updated property insurance and condominium requirements Our strong financial performance reflects disciplined execution and an unwavering commitment to our mission. $7.6B Net Revenues 1 $4.0B Net Income $116.5B Net Worth 2 Financial Performance Mission Performance $125B Liquidity provided to the mortgage market 417K Households helped to buy, refinance, or rent a home Execution & Innovation Highlights Enhanced market transparency with the launch of the Purchase Application-Level Index Bottom

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 2 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $ Millions 2Q26 1Q26 + / (-) 2Q25 + / (-) Net revenues 1 $7,565 $7,280 $285 4% $7,241 $324 4 % Other gains (losses), net 3 (23) (156) 133 85 192 (215) NM (Provision) / benefit for credit losses (485) (277) (208) (75) (946) 461 49 Non-interest expense a (2,068) (2,183) 115 5 (2,333) 265 11 Pretax income 4,989 4,664 325 7 4,154 835 20 Tax provision (1,007) (944) (63) (7) (837) (170) (20) Net income $3,982 $3,720 $262 7% $3,317 $665 20 % Total comprehensive income $3,830 $3,655 $175 5% $3,324 $506 15 % Total assets ($B) $4,332 $4,315 $17 0% $4,338 $(6) 0 % Net worth ($B) b $116.5 $112.7 $3.8 3.4% $101.6 $14.9 14.7% 2Q 2026 Financial Summary Key Metrics Guaranty Fees 4/ Net Revenues 1 0.70% Net Interest Margin 5 10.72% Administrative Expense Ratio 6 10.8%* Illustrative Return on Average Required CET1 7 (81.4% in 1Q26) (10.4%* in 1Q26) (0.67% in 1Q26) (10.23% in 1Q26) 79.9% $6.05B Guaranty Fees 4 ($5.93B in 1Q26) Page align Note: * YTD Annualized. a) See page 5 for the components of non-interest expense. b) Numbers may not sum due to rounding. Bottom

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 3 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $4.87 $4.87 $4.86 $4.87 $4.99 $1.02 $1.04 $1.07 $1.06 $1.06 $5.89 $5.91 $5.93 $5.93 $6.05 2Q25 3Q25 4Q25 1Q26 2Q26 $4.23 $4.26 $4.29 $4.29 $4.29 $0.86 $0.86 $0.85 $0.85 $0.85 $0.80 $0.79 $0.79 $0.79 $0.91 $1.27 $1.27 $1.33 $1.27 $1.44 $7.16 $7.18 $7.26 $7.20 $7.49 2Q25 3Q25 4Q25 1Q26 2Q26 Guaranty Book & Net Interest Income Average Guaranty Book 8 Page align Our guaranty business continued to generate the majority of our net interest income. $2.7 $1.7 $1.7 $8.5 Guaranty Fee Income $ Billions ~24% Single-Family ~22% Multifamily Share of U.S. Mortgage Debt Outstanding11 Net Interest Income Guaranty Fee Income by Segment 4 $ Billions $ Billions Single-Family 9 Multifamily 10 Single-Family Multifamily Base Guaranty Fee 12 Deferred Guaranty Fee 13 Portfolios & Hedge Impact 14TCCA $4,105 $4,104 $4,105 $4,103 $4,105 $3,597 $3,588 $3,577 $3,564 $3,562 $508 $516 $528 $539 $543 2Q25 3Q25 4Q25 1Q26 2Q26 $6.05

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 4 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 67.1 63.5 63.6 62.3 67.8 72.9 69.3 66.9 66.9 66.5 68.6 44.0 45.4 45.8 46.4 47.8 49.3 49.7 50.2 50.8 51.4 51.8 41.5 42.1 42.7 43.4 44.4 45.7 46.2 46.9 47.6 48.4 48.9 74.9 78.7 75.4 71.8 74.5 78.4 78.5 76.1 74.4 71.6 70.5 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1H26 Net Interest Margin (NIM) Guaranty fees continued to anchor our stable margins and higher portfolio income provided a lift in 2026. Basis Points Net Interest Margin 5 Avg. Single-Family Guaranty Fee 15 Avg. Multifamily Guaranty Fee 16 Avg. Total Book Guaranty Fee 17 Page align

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 5 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 • Administrative expenses in 2Q 2026 included $56 million in costs associated with reducing our real estate footprint and severance costs, which contributed to a quarter-over-quarter increase • A shift from other expense to other income in the second quarter was primarily related to foreclosed property expenses and expected multifamily credit enhancement recoveries Non-Interest Expense We are benefiting from our structurally lower cost base and we continue to evaluate incremental efficiency opportunities. $ Millions 2Q26 1Q26 + / (-) 2Q25 + / (-) Salaries & benefits $(463) $(463) $0 0% $(492) $29 6 % Professional services (123) (103) (20) (19) (156) 33 21 Occupancy & technology (225) (179) (46) (26) (199) (26) (13) Administrative expenses (811) (745) (66) (9) (847) 36 4 Legislative assessments (934) (931) (3) 0 (939) 5 1 Credit enhancement (361) (358) (3) (1) (400) 39 10 Other income (expense)18 38 (149) 187 NM (147) 185 NM Total $(2,068) $(2,183) $115 5% $(2,333) $265 11 % Administrative Expense Ratio 6 11.70% 11.21% 12.56% 10.23% 10.72% 2Q25 3Q25 4Q25 1Q26 2Q26 Page align

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 6 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 0.99% 1.00% 1.05% 0.94% 1.09% 0.13% 0.12% 0.10% 0.07% 0.12% 2Q25 3Q25 4Q25 1Q26 2Q26 0.78% 0.81% 0.88% 0.83% 0.85% 0.61% 0.68% 0.74% 0.78% 0.60% 2Q25 3Q25 4Q25 1Q26 2Q26 Select Credit Metrics 30-Days Delinquent Seriously Delinquent 60+ Days Delinquent 0.53% 0.54% 0.58% 0.58% 0.58% 0.61% 0.68% 0.74% 0.78% 0.60% 2Q25 3Q25 4Q25 1Q26 2Q26 Multifamily credit performance remains an area of focus due to ongoing market challenges. Page align Single-Family 19 Multifamily 20

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 7 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 0.16% 0.16% 0.17% 0.17% 0.17% 0.49% 0.46% 0.43% 0.42% 0.44% 0.20% 0.20% 0.20% 0.20% 0.21% 2Q25 3Q25 4Q25 1Q26 2Q26 0.01% 0.02% 0.01% 0.02% 0.07% 0.11% 0.07% 0.14% 0.12% 0.03% 0.02% 0.03% 0.03% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses Net Charge-Off Ratio 23 Credit Loss Reserves / Guaranty Book 22 Total Guaranty Book Single-Family Multifamily 0.01% Page align Top 0.02% Bottom 2Q26 2Q25 $ Millions Single- Family Multi- family Total Single- Family Multi- family Total Allowance for credit losses 21 Beginning balance $(6,286) $(2,306) $(8,592) $(5,356) $(2,366) $(7,722) Write-offs 233 201 434 166 122 288 Recoveries (66) (44) (110) (58) (33) (91) Net Charge-Offs 167 157 324 108 89 197 (Provision) benefit for credit losses (226) (259) (485) (737) (209) (946) Allowance (build) / release (59) (102) (161) (629) (120) (749) Ending balance $(6,345) $(2,408) $(8,753) $(5,985) $(2,486) $(8,471)

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 8 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $3,597 $3,588 $3,577 $3,564 $3,562 48.3 48.5 48.7 48.8 49.0 2Q25 3Q25 4Q25 1Q26 2Q26 $64 $72 $60 $55 $73 $10 $9 $9 $11 $12$10 $9 $28 $33 $26$84 $90 $97 $99 $111 57.3 56.3 55.4 55.1 53.5 2Q25 3Q25 4Q25 1Q26 2Q26 $ Billions Financial Summary Purchase Average Guaranty Fee, net of TCCA (bps) 15Cash-Out Refinance Other Refinance Average UPB Average Guaranty Fee, Net of TCCA (bps) 15 Guaranty Book 9 Loan Acquisitions $ Billions $ Millions 2Q26 1Q26 + / (-) 2Q25 + / (-) Net revenues 1 $6,301 $6,039 $262 4% $6,061 $240 4 % Other gains (losses), net 3 15 (53) 68 NM 177 (162) (92) (Provision) / benefit for credit losses (226) (103) (123) (119) (737) 511 69 Non-interest expense (1,939) (1,889) (50) (3) (2,054) 115 6 Pretax income 4,151 3,994 157 4 3,447 704 20 Tax provision (873) (820) (53) (6) (711) (162) (23) Net income $3,278 $3,174 $104 3% $2,736 $542 20 % Single-Family Highlights Page align • Single-family acquisitions in the second quarter reached the highest level since the third quarter of 2022. Lower mortgage rates drove higher refinance and purchase acquisitions compared with the same period last year • The Single-Family business delivered higher net income, up 3% quarter- over-quarter and up 20% year-over-year, supported by higher net revenues

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 9 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 21% 32% 31% 28% 22% 7% 3% 3% 3% 4%4% 1% 2% 5% 8% 32% 36% 36% 36% 34% 2022 2023 2024 2025 2Q26 75% 78% 77% 77% 77% 5.0% 6.0% 7.0% 6.0% 7.0% 2022 2023 2024 2025 2Q26 747 755 758 757 756 8.0% 6.0% 5.0% 6.0% 7.0% 2022 2023 2024 2025 2Q26 FICO Credit Score 24 Original Loan-to-Value Ratio DTI Ratio > 43%25 % FICO < 680Weighted-Average FICO Score % OLTV > 95%Weighted-Average OLTV Credit Characteristics of Single-Family Acquisitions Purchases Cash-Out Refinance Other Refinance Total Page align Our underwriting is disciplined and we have not sacrificed credit quality.

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 10 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $511 $521 $535 $542 $545 73.3 72.4 71.6 71.1 70.5 2Q25 3Q25 4Q25 1Q26 2Q26 Financial Summary Guaranty Book 10 $ Millions 2Q26 1Q26 + / (-) 2Q25 + / (-) Net revenues 1 $1,264 $1,241 $23 2% $1,180 $84 7 % Other gains (losses), net 3 (38) (103) 65 63 15 (53) NM (Provision) / benefit for credit losses (259) (174) (85) (49) (209) (50) (24) Non-interest expense (129) (294) 165 56 (279) 150 54 Pretax income 838 670 168 25 707 131 19 Tax provision (134) (124) (10) (8) (126) (8) (6) Net income $704 $546 $158 29% $581 $123 21% $17.4 $18.7 $25.8 $17.1 $14.2 2Q25 3Q25 4Q25 1Q26 2Q26 Fixed-rate New Business Volume Variable-rate $ Billions $ Billions UPB Outstanding Average Guaranty Fee (bps) 16 Multifamily Highlights Page align • The multifamily guaranty book grew at a slower pace in the second quarter as new business volumes were lower due to higher mortgage interest rates and competitive pressures • Net income increased meaningfully quarter-over-quarter as lower non- interest expense and lower fair value losses more than offset a higher provision for credit losses

Multifamily Credit Characteristics & Credit Enhancement

Guaranty Book Credit Metrics [10]



64%
63%
63%
63%
63%
2.2
2.0
2.0
1.9
1.9
2022
2023
2024
2025
2Q26
Weighted-Average DSCR [26]
Weighted-Average OLTV Ratio

Original Loan-to-Value Ratio of Acquisitions



59%
59%
62%
62%
62%
14%
6%
11%
11%
11%
86%
93%
89%
88%
88%
2022
2023
2024
2025
2Q26
% OLTV ≤ 70%
% OLTV > 70% and ≤ 80%
% OLTV > 80%
Weighted-Average OLTV Ratio

Credit Risk Transfer



$ Billions
26%
29%
31%
32%
34%
$112.8
$138.0
$157.3
$172.8
$182.9
$25.1
$48.5
$56.1
$67.0
$65.9
$87.7
$89.5
$101.2
$105.8
$117.0
2022
2023
2024
2025
2Q26
UPB in MCIRT Transaction
UPB in MCAS Transaction
% Multifamily in CRT Transaction

Guaranty Book with Loss Share



99%
99%
99%
99%
99%
99%
99%
99%
100%
100%
2022
2023
2024
2025
2Q26
% Lender Recourse [27]
% DUS [28]

11

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information.

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 12 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $12.3 $12.1 $11.4 $11.5 $11.4 $48.1 $45.5 $27.2 $18.7 $20.0 $75.8 $66.1 $55.2 $56.3 $77.9 $136.2 $123.7 $93.8 $86.5 $109.3 3.6% 3.6% 3.5% 3.3% 3.5% 2Q25 3Q25 4Q25 1Q26 2Q26 $85.6 $72.6 $61.8 $90.1 $110.7 $31.6 $33.9 $41.0 $39.7 $37.0$11.1 $19.9 $24.5 $20.6 $27.7 $128.3 $126.4 $127.3 $150.4 $175.4 3.6% 3.9% 3.8% 3.7% 3.9% 2Q25 3Q25 4Q25 1Q26 2Q26 Cash Repo 29 U.S. Treasuries Debt of Fannie Mae Portfolio 30 Long-Term Debt >1 Yr Maturity Long-Term Debt <1 Yr Maturity Short-Term Debt Corporate Liquidity Portfolio Cost of DebtYield $ Billions $ Billions $35.8 $47.4 $78.3 $111.5 $118.3$43.4 $46.2 $48.6 $51.6 $52.4 $84.8 $98.8 $132.5 $168.7 $175.0 4.3% 4.4% 4.4% 4.4% 4.5% 2Q25 3Q25 4Q25 1Q26 2Q26 $ Billions Agency MBS & Lender Liquidity Loss Mitigation Other Retained Mortgage Portfolio 31 Yield Balance Sheet Portfolios Page align We are positioning our balance sheet to optimize our growing net worth. $5.6 $5.2 $5.6 $5.6 $4.3

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 13 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 Regulatory Capital Risk-Weighted Assets (RWA) & Risk Density 32 $ Billions $ Billions CET1 Capital Requirements 33 Our CET1 capital requirement increased with a slightly higher minimum requirement. 33 Minimum Requirement Total CET1 / RWAStress Capital Buffer Stability Capital Buffer $59 $62 $63 $65 $66 $33 $33 $33 $33 $33 $47 $47 $47 $44 $44 $139 $142 $143 $142 $143 10.6% 10.3% 10.2% 9.8% 9.8% 2Q25 3Q25 4Q25 1Q26 2Q26 $1,312 $1,372 $1,411 $1,450 $1,461 29.5% 30.9% 31.9% 32.8% 32.9% 2Q25 3Q25 4Q25 1Q26 2Q26 Total RWA Risk Density 32 • RWA and risk density increased slightly quarter-over-quarter, reflecting the replacement of seasoned loans with new acquisitions that carry higher capital requirements at origination, as well as weaker multifamily property valuations, and reduced capital relief from credit risk transfer (CRT) • Our total CET1 capital requirement was 9.8% of RWA, or $143 billion, as of June 30, 2026 • The stability and stress capital buffers represented 54% of our total CET1 requirement Page align

The Endnotes provided on slides 16-17 are an integral part of this presentation. Also see slide 15 for key definitions used in this presentation and notices relating to forward-looking statements and additional information. 14 Special Colors #edebe9 #898989 #cff2f2 Categorical Color Palette #05314d #1c6fa3 #898989 #4d4d4d #5dc7d0 #c55422 #2c6937 For callout boxes Use in rounded shape Sequential Color Palette #121212 #05314d #085280 #1c6fa3 #509ed5 #98c6e6 Line graph Color Palette #c44786 (refrain from using) #085280 #5dc7d0 #898989 #e66e39 #418152 #ffb400 $138 $143 $46 $51 $(74) $(14) 4Q22 2Q26 Net Worth $60 $116 Less : Senior Preferred Stock $121 $121 Less: Regulatory Capital Position Adjustments and Deductions 34 $13 $9 Adjusted Total Available Capital (Deficit) $(74) $(14) Net Worth and Regulatory Capital Growth in Net Worth 2 $13.5 $46.8 $60.3 $56.2 $116.5 Net Worth 1/1/2020 Cumulative Comprehensive Income 2020 - 4Q22 Net Worth 4Q22 Cumulative Comprehensive Income 2023 - 2Q26 Net Worth 2Q26 $ Billions $ Billions Progress Towards Regulatory Capital Requirements 33 CET1 Additional Tier 1 & 2 $105B Total Risk - Based Capital Minimum 36 $117B Total Risk- Based Capital Minimum 36 We have materially grown our net worth and meaningfully reduced our regulatory capital deficit. Adjusted Total Available Capital (Deficit) 4Q22 2Q26 $(258) $(208) Total Capital Shortfall $184 35 $194 35 Note: Totals may not sum due to rounding. +$60B Page align

15 BPS: Basis points CET1: Common Equity Tier 1 CRT: Credit risk transfer DSCR: Debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program NM: Not meaningful MBS: Mortgage-backed securities MCAS™: Multifamily Connecticut Avenue Securities® MCIRT™: Multifamily Credit Insurance Risk Transfer™ OLTV ratio: Original loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan TCCA: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance Definitions Forward-looking statements. This presentation includes forward-looking statements regarding the company's future financial and credit performance, as well as the company's future plans and their impact. Actual outcomes could be materially different from what is set forth in these forward-looking statements due to a variety of factors, including those described in “Forward-Looking Statements” in the company’s quarterly report on Form 10-Q for the quarter ended June 30, 2026 ("Q2 2026 Form 10-Q") and in “Forward-Looking Statements” and “Risk Factors” in the company’s annual report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”). Additional Information. Some of the terms and other information in this presentation are defined and discussed more fully in the company's applicable Form 10-Q and Form 10-K filings. This presentation should be reviewed together with the Q2 2026 Form 10-Q and the 2025 Form 10-K, which is available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this presentation, and does not as a result of references to the company’s website form a part of this presentation or any other report or document the company files with or furnishes to the Securities and Exchange Commission, and any references to the company’s website are intended to be inactive textual references only. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of June 30, 2026 or for the second quarter of 2026. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated.

16 1 As presented in our Form 10-Q, net revenues consists of net interest income, and fee and other income. 2 Net worth is also reported as stockholders' equity on the company's financial statements prepared in accordance with U.S. generally accepted accounting principles. 3 As presented in our Form 10-Q, other gains (losses), net consists of fair value gains (losses), net and investment gains (losses), net. 4 Guaranty fees represent net interest income from the company's guaranty book of business, which excludes net interest income from the retained mortgage portfolio, net interest income from the corporate liquidity portfolio, and income (expense) from hedge accounting. 5 Net interest margin is calculated based on annual net interest income for full-year results and annualized quarterly net interest income for quarterly results, in each case as a percentage of average total interest-earning assets during the applicable period. For additional information, refer to “MD&A—Consolidated Results of Operations—Net Interest Income—Analysis of Net Interest Income” in the company's applicable Form 10-Q and Form 10-K filings. 6 Administrative expense ratio is calculated as administrative expenses divided by net revenues during the period. Administrative expenses consist of salaries and employee benefits and professional services, technology and occupancy expenses. 7 Illustrative return on average required Common Equity Tier 1 (CET1) is designed to show what our return on capital would have been if our actual CET1 available capital had been equal to the CET1 capital requirement for the applicable periods. CET1 requirement as presented represents the company's average CET1 capital requirement including prescribed capital conservation buffer amount under the enterprise regulatory capital framework (which is not currently in effect while the company is in conservatorship) for the period as described below and not the amount of the company's actual available CET1 capital. As of June 30, 2026, the company's actual available CET1 capital was a deficit of $33 billion. For each applicable period, the illustrative return on average required CET1 ratio is calculated based on annualized year-to-date net income for the period divided by the average CET1 capital requirement for each quarter to date during the applicable year plus the fourth quarter of the previous year. 8 Average guaranty book represents our single-family conventional guaranty book of business, our multifamily guaranty book of business, or the combination of our single-family and multifamily books of business, as applicable, based on the average of the quarter-end unpaid principal balances of mortgage loans underlying our mortgage-backed securities. 9 Single-family guaranty book refers to our single-family conventional guaranty book of business, which consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. 10 Multifamily guaranty book refers to our multifamily guaranty book of business, which consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. 11 Represents the company's share of single-family or multifamily estimated U.S. mortgage debt outstanding as of March 31, 2026 (the latest date for which information is available). 12 Base guaranty fee refers to net interest income from the guaranty book of business, excluding the impact of TCCA and deferred guaranty fees. 13 Deferred guaranty fee refers to income recognized during the period primarily from the upfront fees that the company received at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company received from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. 14 Net interest income from portfolios consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding funding debt. For purposes of this Earnings presentation chart, income (expense) from hedge accounting is included in the “Portfolios & Hedge Impact” category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $334 million in hedge accounting expense for the six months ended June 30, 2026. 15 Average single-family guaranty fee represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. 16 Average charged guaranty fee rate on multifamily guaranty book of business (in basis points), at end of period. 17 To derive the average total book guaranty fee, the average single-family and multifamily guaranty fees are weighted based on the size of the segment’s guaranty book of business. 18 Other income (expense) primarily consists of foreclosed property income (expense), change in expected credit enhancement recoveries, and gains (losses) from partnership investments. Endnotes

17 19 Single-family seriously delinquent, 30-days delinquent, and 60+ days delinquent loan percentages are each expressed as a percentage of our single-family conventional guaranty book of business, based on loan count. Single-family seriously delinquent loans are loans that are 90 days or more past due or in the foreclosure process. Single-family 60+ days delinquent loans are loans that are 60 days or more past due or in the foreclosure process. Single-family 30-days delinquent loans are loans that are 30-59 days delinquent. 20 Multifamily seriously delinquent, 30-days delinquent, and 60+ days delinquent loan percentages are expressed as a percentage of our multifamily guaranty book of business, based on unpaid principal balance. Multifamily seriously delinquent and 60+ days delinquent loans are loans that are 60 days or more past due. Multifamily 30-days delinquent loans are loans that are 30-59 days delinquent. 21 The company's allowance for credit losses consists of allowance for loan losses, allowance for credit losses on advances of pre-foreclosure costs, accrued interest receivable, our guaranty loss reserves and credit reserves on our available-for-sale (“AFS”) debt securities. Pre-foreclosure costs represent advances for property taxes and insurance receivables. For additional information about the company's allowance, refer to “Note 5, Allowance for Credit Losses” in the company's applicable Form 10-Q and Form 10-K filings. 22 The company's single-family, multifamily or total credit loss reserves as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Credit loss reserves include the allowance for loan losses, allowance for accrued interest receivable, and reserve for guaranty losses. Credit loss reserves exclude reserves for advances of pre-foreclosure costs and the allowance for available-for-sale securities. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in “Other assets” in the company's consolidated balance sheets.For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company’s applicable Form 10-Q and Form 10-K filings. 23 The net charge-off ratio, which consists of allowance for loan losses, allowance for accrued interest receivable and reserve for guaranty losses, is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total, where write-offs are when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company's applicable Form 10-Q and Form 10-K filings 24 FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. FICO credit score excludes loans for which FICO credit scores were unavailable and also excludes loans delivered with a VantageScore 4.0 credit score. Collectively these loans represented less than 0.5% of single-family conventional guaranty acquisitions for the periods presented. 25 Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. 26 Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. 27 Represents the percentage of the company's multifamily guaranty book with lender risk-sharing agreements in place, measured by UPB for the period. 28 Under the Delegated Underwriting and Servicing (“DUS”) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. We delegate to these lenders the authority to underwrite and service multifamily loans on our behalf in accordance with our standards and requirements, and DUS lenders typically share a portion of the credit risk on our multifamily loans for the life of the loans. 29 Represents securities purchased under agreements to resell. 30 Debt portfolio represents outstanding debt of Fannie Mae, which consists of the unpaid principal balance, premiums and discounts, fair value adjustments, hedge-related basis adjustments and other cost basis adjustments. Cost of debt is based on the weighted-average interest rates at period end, and excludes the effects of fair value adjustments and hedge-related basis. For additional information about the cost of debt, refer to “MD&A—Liquidity and Capital Management—Liquidity Management—Debt Funding” in the company's applicable Form 10-Q and Form 10-K filings. 31 Consists of mortgage loans and mortgage-related securities that the company owns, including Fannie Mae MBS and non-Fannie Mae mortgage-related securities. Assets held by consolidated MBS trusts that back mortgage-related securities owned by third parties are not included in the retained mortgage portfolio. The company classifies its retained mortgage portfolio into three categories: agency MBS & lender liquidity, loss mitigation and other. These categories are described in “MD&A—Retained Mortgage Portfolio” in the company's applicable Form 10-Q and Form 10-K filings. 32 Risk density is calculated by dividing risk-weighted assets by adjusted total assets, in each case as defined by the enterprise regulatory capital framework. 33 The company began reporting its capital position under the enterprise regulatory capital framework beginning with the quarterly period ended December 31, 2022. The enterprise regulatory capital framework has a transition period for compliance, as described in the company's 2025 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. 34 Represents deferred tax assets arising from temporary differences that exceed 10% of common equity tier 1 capital and other regulatory adjustments. 35 Represents total adjusted risk-based capital requirements including buffers. 36 Minimum capital requirement does not include buffers. Endnotes